UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported):  October 17, 2007

Modine Manufacturing Company
(Exact name of registrant as specified in its charter)

Wisconsin	1-1373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code:	(262) 636-1200
_____________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02	Results of Operations and Financial Condition

On October 18, 2007, Modine Manufacturing Company (the “Company”) issued a press release announcing the results of operations and financial condition for the second quarter ended September 26, 2007.

During a conference call scheduled to be held at 11:00 a.m. EDT on October 18, 2007, the Company’s President and Chief Executive Officer, David B. Rayburn, and Executive Vice President, Finance and Chief Financial Officer, Bradley C. Richardson, will discuss the Company’s results for the second quarter ended September 26, 2007.

Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of the Company’s press release in connection with the announcement and attached to this Current Report on Form 8-K as Exhibit 99.2 is a copy of the slides that will be used in the earnings conference call.  The information in this Item 2.02, including the exhibits attached hereto, are furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section, and they shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

The following exhibits are being furnished herewith:

99.1	Press Release dated October 18, 2007 announcing the results of operations and financial condition for the second quarter ended September 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ D.B. Rayburn
D.B. Rayburn
President and Chief Executive Officer

By: /s/ D.R. Zakos
D.R. Zakos
Vice President, General Counsel and Secretary

Date:  October 18, 2007

Exhibit No.	Description

99.1	Press Release dated October 18, 2007 announcing the results of operations and financial condition for the second quarter ended September 26, 2007.